Exhibit 10.19
AMENDMENT NO. 3 TO THE SHAREHOLDERS’ AGREEMENT
THIS AMENDMENT NO. 3 (this Amendment) to the Shareholders’ Agreement dated 21 November 2016, between Saudi Aramco and Rowan, as amended on 18 December 2017 and 28 June 2018 (the Agreement) is made and entered into on 13 August 2020
AMONG:
(1)ROWAN REX LIMITED, a limited company duly organized and existing under the laws of the British Overseas Territory of the Cayman Islands (Rowan);
(2)MUKAMALA OIL FIELD SERVICES LIMITED (as successor to Saudi Aramco Development Company (Saudi Aramco)), a limited liability company incorporated and registered in the Kingdom of Saudi Arabia, holding commercial registration certificate number 2052101267 dated 20/09/1439H, with a registered capital of SAR 1,729,307,480 and having its principal office at Dhahran, Kingdom of Saudi Arabia (Mukamala); and
(3)SAUDI ARAMCO ROWAN OFFSHORE DRILLING COMPANY, a limited liability company organised under the laws and regulations of the Kingdom of Saudi Arabia, holding commercial registration certificate number 2051064243 dated 20/08/1438H, with a registered capital of SAR 187,500,000 and having its principal office at Al-Khobar, Kingdom of Saudi Arabia (the Company);
(each a Party and together the Parties).
WHEREAS:
(A)Saudi Aramco and Rowan, as the Shareholders, entered into the Agreement, dated 21 November 2016, which was later amended on 18 December 2017 and 28 June 2018;
(B)the Company acceded to the Agreement on 25 May 2017;
(C)Saudi Aramco transferred its Shareholder Instruments to Mukamala on 28 June 2018 and each of Saudi Aramco, Rowan, Mukamala and the Company executed a Novation Agreement on such date in connection therewith;
(D)On 11 April 2019, Ensco plc and Rowan Companies plc, an Affiliate of Rowan, completed a business combination and merger (the Merger);
(E)Mukamala requested, and Rowan agreed, to provide a new Rowan Guarantee, issued by Valaris plc (Valaris), the new Ultimate Holding Company following the Merger, and Rowan No. 1 Limited (Rowan Parent); and
(F)the Shareholders wish to amend the Agreement to reflect that the Rowan Guarantee will, simultaneously with the execution of this Amendment, be issued by Valaris and Rowan Parent, and to make various other revisions related to the ownership structure of Rowan Rex and Valaris (Purpose).

IT IS AGREED THAT
1DEFINITIONS AND INTERPRETATION
1.1    In this Amendment, unless defined herein or the context otherwise requires, capitalized terms shall have the meaning ascribed thereto under the Agreement.

1.2    The interpretive provisions of clause 1.2 of the Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.

2COMPANY’S EXECUTION OF THIS AMENDMENT
Rowan and Mukamala, in their capacity as the Shareholders of the Company, hereby approve the Company to execute this Amendment for the Purpose and that further to and without limiting the foregoing, any of the Company’s Board of Managers or Chief Executive Officer be authorized to execute this Amendment on behalf of the Company.
3AMENDMENT TO THE AGREEMENT
3.1    The Parties hereby acknowledge and agree that as of the date of this Amendment:
(a)     the definition of Rowan Guarantee is replaced with the following:
“Rowan Guarantee means the guarantee from Valaris plc and Rowan No. 1 Limited, dated on 13 August 2020, as may be amended from time to time by the parties thereto, in relation to Rowan’s and/or its Affiliates’ obligations under the Transaction Agreements and such term includes any guarantee subsequently issued in replacement thereof as consented to by Saudi Aramco.”
(b)     the definition of Rowan Qualifying Affiliate is replaced with the following:
“Rowan Qualifying Affiliate means a legal entity in which Valaris plc, or any successor thereto or assignee of all or substantially all of the assets thereof, owns directly or indirectly, one hundred percent (100%) of the equity interests and has the right (directly or indirectly) to direct and manage the affairs of such entity;”
(c)     Clause 15.1(h) of the Agreement is replaced with the following:
“(h) a material breach by any issuer of the Rowan Guarantee under the Rowan Guarantee prior to the date on which Rowan’s Commitment Amount has been reduced to zero, the Rowan Guarantee is not or ceases to not be in full force and effect or any Insolvency Event occurs in relation to an issuer of the Rowan Guarantee;”
(d)        the reference to “Rowan Companies plc” in the final paragraph of clause 15.1 and in 15.3(c) shall be replaced with the following:
2

“any issuer of the Rowan Guarantee”

4GENERAL PROVISIONS
4.1    The provisions of clause 18 and clause 25 of the Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.
4.2    Save as amended pursuant to this Amendment, the provisions of the Agreement shall continue in full force and effect.
4.3    If there is any conflict between the terms of this Amendment and the Agreement, this Amendment shall prevail.
4.4    This Amendment may be executed and delivered in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment.
4.5     This Amendment and any non-contractual rights and obligations arising out of or in     connection with it shall be governed by and constructed in accordance with the laws of the Kingdom of Saudi Arabia.
[Signature page follows]

This Amendment has been entered into on the date stated at the beginning of it.
Rowan Rex Limited
By:    /s/ Thomas Burke
Name:    Thomas Burke
Title:    President
In the presence of:
Signature of witness    /s/ Ethleen Figaro
Name of witness     Ethleen Figaro
Address of witness     110 Cannon St., London
Occupation of witness    Executive Assistant
Mukamala Oil Field Services Limited
By:    /s/ Mohammed Y. Al Qahtani
Name:    Mohammed Y. Al Qahtani
Title:    Authorized Representative
In the presence of:
Signature of witness    /s/ Abdullah S. AlReziza
Name of witness     Abdullah S. AlReziza
Address of witness     Dhahran
Occupation of witness    Division Head (A) UJVM

Saudi Aramco Rowan Offshore Drilling Company
By:    /s/ Derek Kent
Name:    Derek Kent
Title:    CEO
In the presence of:
Signature of witness    /s/ Habeeb Alkhardawi
Name of witness     /s/ Habeeb Alkhardawi
Address of witness     ARO Office, Alkhobar
Occupation of witness    CFO